UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2016

AMERICAN HOMES 4 RENT
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36013	46-1229660
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(805) 413-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Item 2.02 of this Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.02 Results of Operations and Financial Condition and Exhibits

On May 3, 2016, American Homes 4 Rent issued a press release announcing that its Board of Trustees had declared the quarterly distributions on its common and participating preferred shares. On May 5, 2016, the company issued a press release announcing its financial results for the quarter ended March 31, 2016, together with a First Quarter 2016 Supplemental Information Package. A copy of the press releases and the First Quarter 2016 Supplemental Information Package are furnished as Exhibit 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Company held its annual meeting of shareholders on Tuesday, May 3, 2016 in Agoura Hills, California.

(b)
The shareholders (1) elected all of the Company’s nominees for trustee, (2) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and (3) approved, on an advisory basis, the Company’s executive compensation as disclosed in the proxy statement dated April 1, 2016. These proposals are described in detail in the proxy statement for our Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 1, 2016.

The final results for the votes for each proposal are set forth below:

Election of Trustees:

Name	Votes For	Withheld	Broker Non-Votes
B. Wayne Hughes	200,676,755	5,639,989	9,829,834
David P. Singelyn	205,045,268	1,271,476	9,829,834
John Corrigan	201,214,919	5,101,825	9,829,834
Dann V. Angeloff	204,968,746	1,347,998	9,829,834
Douglas N. Benham	193,452,678	12,864,066	9,829,834
Matthew J. Hart	193,452,678	12,864,066	9,829,834
James H. Kropp	205,040,139	1,276,605	9,829,834
Lynn Swann	193,430,402	12,886,342	9,829,834
Kenneth M. Woolley	193,448,978	12,867,766	9,829,834

Ratification of BDO USA, LLP:

Votes for	Votes Against	Abstain	Broker Non-Votes
215,288,985	27,632	829,961	0

Advisory Vote on executive compensation:

Votes for	Votes Against	Abstain	Broker Non-Votes
173,533,171	31,917,849	865,724	9,829,834

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1—Press Release dated May 3, 2016 concerning the declaration of quarterly distributions

Exhibit 99.2—Press Release dated May 5, 2016 concerning financial results

Exhibit 99.3—First Quarter 2016 Supplemental Information Package

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2016

AMERICAN HOMES 4 RENT

By:	/s/ Stephanie Heim
Stephanie Heim
Senior Vice President - Counsel